UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 22, 2010


                               BARON ENERGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        333-146627                                          26-0582528
(Commission File Number)                       (IRS Employer Identification No.)

392 W. Mill Street, New Braunfels, TX                          78130
 (Address of Principal Executive Offices)                    (Zip Code)

                                 (830) 608-0300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

Throughout this Current Report on Form 8-K/A, the terms "we," "us," "our," "Baron," the "Company," and "BROE" refer to Baron Energy, Inc. On February 26, 2010, we filed a Current Report on Form 8-K (the "Original Form 8-K"). We are filing this Current Report on Form 8-K/A to amend the Original Form 8-K to include under Item 9.01 audited statements of the Combined Financial Statements of Esconde Resources LP ("Esconde LP") and Permian Legend Petroleum LP ("Permian LP"), hereinafter collectively referred to as the "Combined Partnerships," predecessors-in-interest to Esconde Resources, Inc. ("Esconde") and Permian Legend Petroleum, Inc. ("Permian"), for the years ended July 31, 2009 and 2008 and unaudited statements for the six months ended January 31, 2010 and 2009 and related notes thereto, as well as the unaudited pro forma financial information for the year ended July 31, 2009 and for the six months ended January 31, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

(a) Financial Statements of Business Acquired

Attached hereto are the audited Combined Financial Statements of the Combined Partnerships as of and for the years ended July 31, 2009 and 2008, together with the Report of Independent Registered Public Accounting Firm of GBH CPAs, PC concerning the audited statements and related notes.

(b) Financial Statements of Business Acquired

Attached hereto are the unaudited Combined Financial Statements of the Combined Partnerships as of January 31, 2010 and July 31, 2009 and for the six months ended January 31, 2010 and 2009.

(c) Unaudited Combined Financial Information

Attached hereto are the unaudited Pro Forma Combined Balance Sheet as of January 31, 2010, the unaudited Pro Forma Combined Statements of Operations for Baron for the six months ended January 31, 2010 and the unaudited Pro Forma Combined Statements of Operations for Baron for the year ended July 31, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Baron Energy, Inc.


February 15, 2012                     By: Ronnie L. Steinocher
                                         --------------------------------------
                                      Name:  Ronnie L. Steinocher
                                      Title: Chief Executive Officer


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